UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 31, 2003

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated July 31, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On July 31, 2003, the Company issued a press release announcing its financial results for the first quarter ending June 30, 2003. A copy of the press release is attached as Exhibit 99.1. On July 31, 2003, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 31, 2003	By:	/s/ Stephen Bennion

Stephen Bennion Executive Vice President of Financing, Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated July 31, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.